UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2014

Date of reporting period:  August 31, 2014

Item 1. Reports to Stockholders.

Annual Report  |  August 31, 2014
Performance Trust Strategic Bond
Fund (Symbol: PTIAX) and
Performance Trust Municipal Bond
Fund (Symbol: PTIMX, PTRMX)

© 2014. PT Asset Management, LLC. All Rights Reserved.

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:
Performance Trust Strategic Bond Fund (PTIAX) Annual Management’s
Discussion of Fund Performance:  9/1/2013-8/31/2014

As of August 31, 2014, the Performance Trust Strategic Bond Fund (“PTIAX” or the “Fund”) has completed its fourth year in operation.  For the one year return, the Fund posted a gain of 9.62% compared to 5.66% for the Barclays Aggregate Bond Index.  Below, we highlight some of the drivers of the Fund’s performance, and discuss strategy going forward.

As a total return bond fund, PTIAX continues to be oriented towards the sectors of the fixed income markets that we believe offer the best value and potential total return through interest income and capital appreciation.  Over the past year, the Fund was largely invested in non-agency residential mortgage backed securities (“non-agency mortgages”) and municipal bonds.  We attribute our outperformance of the Barclays Aggregate Bond Index largely to our allocation decisions.  We used our Shape Management® methodology to identify non-agency mortgages as the most efficient way to take credit risk, and municipal bonds as the most efficient way to take interest rate risk.  That is where we have maintained the lion’s share of the Fund’s assets, and the performance over the past year benefited from improving technical factors and fundamentals in both of these asset classes.

Continued improvements in the housing market, lower delinquencies and strong prepayments have all continued to be positive factors for the non-agency mortgages in the portfolio.  This has been particularly true for the more seasoned vintage mortgages in the asset class where we tend to operate. The market has also seen strong demand from “hard money” accounts like insurance companies and money managers, and diminished supply as a result of paydowns and very little new issuance.  The non-agency bonds in the portfolio returned more than 7% for the year, which reflects the yield on the bonds plus a small amount of price appreciation.

The municipal bond market rebounded from a particularly bad year in 2013, and posted large gains over the past year.  Following an unprecedented 33 consecutive weeks of outflows through the second week of January 2014, municipal bond fund flows reversed.  Funds were inundated with $8.2 billion of net inflows.  Demand for tax-exempt debt surged, and municipal bonds significantly outperformed Treasuries.

The 10-year Treasury began the twelve month period at 2.78% while an investor could earn 2.94% on a 10-year AAA Municipal Market Data (“MMD”) municipal bond.  By the end of the twelve month period, the 10-year Treasury had rallied to 2.35%, but the 10-year municipal bond had gone all the way to 2.07%.  The so called “ratio” of municipal bonds to Treasuries went from 106% to a more normal 88%.  This spread tightening plus the yield on the bond produced a return of more than 12% for the municipal bonds in the portfolio (both taxable and tax-exempt).

Over the year, the Fund also maintained small positions (less than five percent) in collateralized loan obligations, government bonds, and corporate bonds.  The Fund’s cash position varied from approximately 5% to 10%.

Looking Forward

The biggest change we have seen in the fixed income markets over the past year is in municipal bonds.  As previously discussed, the municipal bond/Treasury ratio has fallen from 106% to 88%.  This has obviously made tax-exempt municipal bonds less attractive than they were a year ago.  Credit spreads have tightened significantly in that market as well.  As a result, we are actively reducing our tax-exempt allocation, and improving the credit quality of the bonds we intend to retain.  Allocation to tax-exempt municipal bonds went from 41.1% of the Fund at the beginning of the period to 24.3% at period end.  This is a trend that is likely to continue.  The allocation to taxable municipal bonds has gone from 1.3% to 15.8% over that same period and we are targeting an allocation of roughly 20% if current conditions persist.  We may also become more active in the corporate space.

We have long regarded non-agency mortgages as the best risk/reward in the domestic fixed income space.  We believe that is more true now than it was a year ago, as this asset class is likely to perform relatively well in a rising rate scenario, and is likely to continue to benefit from improving fundamentals.  As a result, we will likely maintain a full allocation to that asset class.

Within the non-agency space, we find the most value in seasoned fixed rate collateral.  Like many fixed-income managers, we are on the look-out for bonds that will perform well if, as the Fed has indicated, rates begin to rise sometime next year.  This has, however, not led us to floating rate bonds with the non-agency asset class.  We have seen this sector of the asset class get bid up tremendously as the market becomes more certain that rates will in fact rise.  We see them now pricing at levels where a significant rates-up move has already been priced into the bonds.  There are exceptions in individual names and structures, but for the most part, the price on these securities has made them very poor risk/rewards.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

Performance Trust Municipal Bond Fund (PTIMX, PTRMX) Annual Management’s
Discussion of Fund Performance:  9/1/2013-8/31/2014

The past year ended August 31, 2014 was a volatile time in the fixed income markets.  During the period, the 10-year Treasury sold off from 2.50% to over 3.00%, and promptly turned around and rallied back down to 2.35%.  The municipal bond market rallied even more as it shrugged off credit events such as the Detroit bankruptcy proceedings and a debt restructuring law legislated by Puerto Rico.

As of August 31, 2013, the 10-year Treasury rate and the 10-year AAA MMD rate were 2.78% and 2.94%, respectively.  A year later, the Treasury rate was at 2.35%, but the muni 10-year had rallied to 2.07%. The outperformance of municipal bond market made it one of the best performing fixed income asset classes for the year, and was the driver of the Performance Trust Municipal Bond Fund’s (“PTIMX” or the “Fund”) one-year total return of 12.58%.  Over the same period, the Barclays Municipal Aggregate Bond Index returned 10.14%. We attribute this outperformance to our Shape Management® methodology which is designed to identify the most efficient risk/reward opportunities in the municipal bond space.  Given the very steep yield curve and wide credit spreads that characterized most of the year, our methodology lead us to a portfolio with slightly more duration* and credit risk than the index.  As rates rallied and spreads compressed, this positively contributed to our performance.

*  Duration is a measurement of a security’s or a portfolio’s sensitivity to changes in the general level of interest rates.

What contributed to the climb of municipal bond prices this year?  Among the various dynamics affecting the market, we’ve identified four key forces that powered the rally:

1.	Strong investor inflows into the markets
2.	Large reinvestments of principal and interest back into the market
3.	A decrease in supply of bonds through the new issue market
4.	Tightening credit spreads

Following an unprecedented 33 consecutive weeks of outflows through the second week of January 2014, municipal bond fund flows reversed.  Funds were inundated with $8.2 billion of net inflows.  Demand for federally tax exempt municipal bond funds may have increased as a result of a higher top marginal federal tax rate of 39.6% as well as an additional 3.8% tax on net investment income for tax year 2013.  In addition to the inflows, large amounts of principal and interest received through 8/31/2014 magnified demand.  According to one dealer’s count (Raymond James), nearly $150 billion became available to investors through maturing bonds, current refundings, and advanced refundings in the months of June, July, and August alone.  As demand was increasing, new issue supply in the market was scarce.  From January through August 2014, roughly $230 billion of new issue supply came to market.  With all of the principal returning back into the market, there is an estimated net supply deficit calendar year-to-date of $134 billion.  All of this pushed yields lower and credit spreads tighter, especially in higher spreading sectors.  For example, a year-over-year comparison of average spreads in the health care sector, a sector known for higher levels of credit risk, revealed narrowing credit spreads of roughly 20 basis points across various maturities and ratings.

While technical factors were clearly positive for municipal bonds, fundamentals continued to improve as well.  According to the Census, tax revenues for state and local governments (property, sales, individual, and corporate) rose by 2.4% year over year in the first quarter of 2014.

Looking Forward

While the demand for municipal bonds can be persistent, we believe credit spreads in certain sectors relative to historical levels are not adequately compensating investors for risk.  We are therefore increasing credit quality in the portfolio.  Our allocation to bonds rated AA and AAA has gone from 16.77% as of August 30, 2013 to 32.43% as of August 29, 2014.  Note that this is not a call on our part that credits will weaken.  It is merely an acknowledgement that the risk/reward characteristics of the market have changed.  Taking on credit risk right now will only marginally improve expected return.  We believe that marginal improvement is no longer worth the risk.

We see a similar situation developing with regard to interest rate risk.  While absolute rates have come down, it is more concerning to us that the municipal bond yield curve has flattened considerably.  Analogous to the credit risk discussion above, taking on more interest rate risk yields little in the way of extra return.  One year ago, an investor willing to move out of a 7-year bond and into a 10-year could expect to pick up 72 basis points (0.72%) of yield.  Today, that same move would only result in 47 basis point (0.47%) pick up.  In such an environment, we are less willing to take interest rate risk and accordingly, are taking action to reduce the interest rate sensitivity of the portfolio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

CONTINUATION OF PTIMX LETTER FROM THE INVESTMENT ADVISER

Statistics as of August 29, 2014 (the last business day of the month)

Credit Quality Breakout:
Percentage
Credit Quality**	of Portfolio
AAA/Aaa	1.34%
AA/Aa	31.09%
A/A	33.53%
BBB/Baa	13.90%
BB/Ba	3.80%
Non rated	10.11%
Net cash & equiv.	6.22%

**
Credit distribution, shown herein in decreasing order of credit quality, is provided by Standard & Poor’s and Moody’s as of August 31, 2014. The Fund uses the higher of the two ratings. A bond is considered investment grade if its credit rating is BBB or higher by Standard & Poor’s or Baa or higher by Moody’s. A bond is considered rated below investment grade if its credit rating is below BBB by Standard & Poor’s or below Baa by Moody’s.

State Allocations:
Percentage
States	of Portfolio
IN	9.88%
FL	8.37%
CA	7.90%
PA	7.80%
IL	7.55%
NJ	6.55%
TX	6.18%
LA	3.37%
CO	3.21%
WI	3.00%
AZ	2.63%
GA	2.48%
OR	2.13%
UT	1.96%
KY	1.86%
PR	1.77%
OH	1.71%
NV	1.63%
AR	1.48%
NY	1.35%
RI	1.32%
MN	1.32%
NC	1.28%
ID	1.15%
VA	0.92%
ME	0.81%
CT	0.72%
WA	0.66%
MI	0.61%
MO	0.56%
MD	0.52%
MA	0.48%
GU	0.40%
VT	0.23%

Sector Concentrations:
Percentage
Sector	of Portfolio
GO-UNLTD	20.31%
TRANSPORTATION	13.07%
Hospital	11.44%
CCRC	6.76%
UTILITY	6.67%
OTHER REVENUE	7.09%
EDUCATION	5.59%
HIGHER EDUCATION	3.75%
COP	3.35%
TOBACCO	3.06%
AIRPORT	2.28%
DEDICATED TAX	1.98%
GEN OB - LTD	1.89%
STUDENT LOAN	1.75%
INSURED	1.67%
HOUSING	1.62%
IDB	1.51%

Maturity Breakdown:
Percentage
Duration	of Portfolio
Net cash & equiv.	6.22%
Under 0 years	0.00%
0–0.99 years	0.52%
1–1.99 years	2.28%
2–2.99 years	0.47%
3–3.99 years	0.25%
4–4.99 years	2.30%
5–5.99 years	9.43%
6–6.99 years	23.98%
7–7.99 years	33.72%
8–8.99 years	4.01%
9–9.99 years	4.99%
10–14.99 years	11.44%
15–19.99 years	0.39%
20–24.99 years	0.00%
25–29.99 years	0.00%
30 years & over	0.00%
Other	0.00%
Average	6.89 yrs

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

CONTINUATION OF PTIMX LETTER FROM THE INVESTMENT ADVISER

PTIMX is managed with a fundamental, bottom up, individual bond by bond focus.  We employ a value-oriented approach when analyzing municipal bonds, looking for bonds that we believe can provide attractive income and after tax total return potential.  Our goal is to purchase municipal bonds at a yield differential, or spread, to “AAA” rated bonds that compensate shareholders for credit and liquidity risk embedded in the bond today, and that possess credit fundamentals demonstrating a likelihood of improving in credit quality over time.  We believe this bottom up approach to credit analysis on individual municipal bonds provides an opportunity for spread compression (i.e., have a lower spread relative to “AAA” rated municipal bonds) and, therefore, potential price appreciation.

As part of this individual security analysis, we employ Shape Management® as a key component of our investment process.  Shape Management® is a proprietary means of applying total return scenario analysis to both individual bonds and portfolios of bonds.  Total return scenario analysis applies various interest rate shifts, yield curve slope analysis, reinvestment rate assumptions and probability analysis to determine a municipal bond’s “shape,” or how we believe that bond will perform in various interest rate environments.

Past performance is not indicative of future returns. The views in this report were those of the Funds’ Managers as of August 31, 2014 and may not reflect the views of the Funds’ Managers on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Performance Trust Strategic Bond Fund (Unaudited)
Total Return vs. Barclays Capital U.S. Aggregate Bond Index

Total Returns—For the Year Ended August 31, 2014 (Unaudited)
			ANNUALIZED
			SINCE INCEPTION
	ONE YEAR	THREE YEAR	(AUGUST 31, 2010)(1)
Performance Trust Strategic Bond Fund	9.62%	7.91%	8.27%
Barclays Capital U.S. Aggregate Bond Index	5.66%	2.91%	3.34%

(1)    Fund commenced investment operations on September 1, 2010.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Barclays Capital U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2010, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAMfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2014

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund – Institutional Class (Unaudited)
Total Return vs. Barclays Capital U.S. Municipal Bond Index

Total Returns—For the Year Ended August 31, 2014 (Unaudited)
			ANNUALIZED
			SINCE INCEPTION
	ONE YEAR	THREE YEAR	(JUNE 30, 2011)
Performance Trust Municipal Bond Fund – Institutional Class	12.58%	8.56%	8.44%
Barclays Capital U.S. Municipal Bond Index	10.14%	4.88%	5.52%

The Barclays Capital U.S. Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Barclays Capital U.S. Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $1,000,000 made on June 30, 2011, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAMfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTRMX)

Performance Trust Municipal Bond Fund – Retail Class (Unaudited)
Total Return vs. Barclays Capital U.S. Municipal Bond Index

Total Returns—For the Year Ended August 31, 2014 (Unaudited)
		ANNUALIZED
		SINCE INCEPTION
	ONE YEAR	(SEPTEMBER 28, 2012)
Performance Trust Municipal Bond Fund – Retail Class	12.33%	3.92%
Barclays Capital U.S. Municipal Bond Index	10.14%	2.79%

The Barclays Capital U.S. Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Barclays Capital U.S. Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on September 28, 2012, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAMfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX, PTRMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2014

* For additional details on allocation of portfolio holdings by state, please see the Schedule of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2014

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Assets
Investments, at value (cost $147,981,987 and $44,055,832, respectively)	$152,809,506	$46,201,765
Cash	88,900	—
Dividend and interest receivable	723,642	340,807
Receivable from Adviser	—	4,567
Receivable for Fund shares sold	780,514	45,500
Other assets	11,242	19,495
Total Assets	154,413,804	46,612,134

Liabilities
Payable for investments purchased	2,997,258	1,389,368
Payable for Fund shares redeemed	10,914	—
Payable to Adviser	77,312	—
Payable to affiliates	48,283	32,599
Payable for distribution fees	—	471
Accrued expenses and other liabilities	50,121	35,543
Total Liabilities	3,183,888	1,457,981

Net Assets	$151,229,916	$45,154,153
Net Assets Consist Of:
Paid-in capital	$149,950,466	$43,443,666
Accumulated undistributed net investment income	50,701	10,026
Accumulated undistributed net realized loss on investments	(3,598,770)	(445,472)
Net unrealized appreciation on investments	4,827,519	2,145,933
Net Assets	$151,229,916	$45,154,153

Strategic Bond Fund Shares
Net assets	$151,229,916
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	6,602,072
Net asset value, redemption and offering price per share(1)	$22.91

Municipal Bond Fund Shares – Institutional Class
Net assets		$40,999,740
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		1,777,513
Net asset value, redemption and offering price per share(1)		$23.07

Municipal Bond Fund Shares – Retail Class
Net assets		$4,154,413
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		179,942
Net asset value, redemption and offering price per share(1)		$23.09

(1)	If applicable, redemption price per share may be reduced by 2.00% redemption fee for shares redeemed within sixty days of purchase.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2014

	PRINCIPAL
	AMOUNT	VALUE
ASSET BACKED SECURITIES-2.45%

Apidos CLO XVI
5.984%, 01/19/2025 (a)	$1,000,000	$865,300

Clear Lake CLO Ltd.
2007-1, 3.981%, 12/20/2020 (a)	475,723	453,720

Venture VIII CDO Ltd.
2007-8, 4.482%, 07/22/2021 (a)	2,500,000	2,379,500
		3,698,520
TOTAL ASSET BACKED SECURITIES
(Cost $3,701,609)		3,698,520

CORPORATE BONDS–0.39%

Memorial Health Services
3.496%, 05/01/2022	575,000	594,400

TOTAL CORPORATE BONDS
(Cost $572,102)		594,400

MORTGAGE BACKED SECURITIES–46.11%

Alternative Loan Trust
2004-J3, 4.750%, 04/25/2019	143,037	146,944
2004-30CB, 5.500%, 03/25/2020	306,000	307,473
2005-20CB, 5.250%, 07/25/2020	167,303	165,792
2006-J5, 5.102%, 07/25/2021 (a)	201,876	197,429
2004-18CB, 5.500%, 09/25/2034	240,275	243,369
2004-20T1, 6.000%, 09/25/2034	67,186	74,383
2004-22CB, 6.000%, 10/25/2034	3,072,013	3,291,807
2004-29CB, 5.375%, 01/25/2035	976,534	1,002,906
2005-6CB, 7.500%, 04/25/2035	138,331	150,609
2005-21CB, 5.250%, 06/25/2035	465,494	462,657
2005-11CB, 5.500%, 06/25/2035	627,240	653,503
2005-26CB, 5.500%, 07/25/2035	107,228	100,958
2005-40CB, 5.500%, 10/25/2035	116,090	108,780
2005-46CB, 5.500%, 10/25/2035	671,239	641,453
2005-49CB, 5.500%, 11/25/2035	765,069	723,454
2005-52CB, 5.500%, 11/25/2035	201,845	189,366
2005-52CB, 5.500%, 11/25/2035	67,496	63,323
2005-J13, 5.500%, 11/25/2035	342,143	326,365
2005-64CB, 5.500%, 12/25/2035	145,665	138,996
2005-65CB, 5.500%, 12/25/2035	404,306	402,084
2005-J14, 5.500%, 12/25/2035	86,742	79,370
2005-65CB, 0.905%, 01/25/2036 (a)	171,663	137,690
2005-65CB, 5.500%, 01/25/2036	437,604	409,189
2005-73CB, 5.750%, 01/25/2036	846,559	727,152
2005-85CB, 5.500%, 02/25/2036	478,579	450,581
2005-86CB, 5.500%, 02/25/2036	516,992	464,027
2006-8T1, 5.500%, 04/25/2036	45,245	40,038
2006-4CB, 6.000%, 04/25/2036	670,299	589,312
2006-4CB, 6.000%, 04/25/2036	798,023	697,396
2006-J4, 6.000%, 07/25/2036	595,512	543,975
2006-19CB, 6.000%, 08/25/2036	499,695	449,208
2006-32CB, 5.500%, 11/25/2036	517,478	470,122
2006-43CB, 6.000%, 02/25/2037	219,964	192,205

Banc of America
Alternative Loan Trust
2007-1, 5.836%, 04/25/2022 (a)	84,959	86,236
2003-9, 5.500%, 11/25/2033	190,000	194,222
2005-5, 5.500%, 06/25/2035	637,261	607,053
2005-5, 6.000%, 06/25/2035	353,012	336,269
2005-11, 5.750%, 12/25/2035	337,979	294,510
2006-3, 6.000%, 04/25/2036	276,642	261,023

Banc of America Funding Trust
2005-3, 5.500%, 06/25/2035	226,000	231,742
2005-4, 5.500%, 08/25/2035	285,422	299,084
2005-5, 5.500%, 09/25/2035	204,860	212,523
2005-6, 5.500%, 10/25/2035	23,776	23,821
2007-5, 5.500%, 07/25/2037	633,935	547,299

Banc of America Mortgage Trust
2004-10, 5.000%, 12/25/2019	352,480	361,557

Bear Stearns Asset Backed
Securities Trust
A-1, 5.750%, 10/25/2034 (a)	1,528,106	1,575,839
A-5, 5.500%, 11/25/2035	143,580	140,191

ChaseFlex Trust
2005-2, 5.500%, 06/25/2035	44,000	41,087
2006-2, 6.170%, 09/25/2036 (a)	232,902	225,923

CHL Mortgage Pass-Through Trust
2005-20, 5.250%, 12/25/2027	130,131	127,165
2004-HYB5, 2.506%, 04/20/2035 (a)	485,756	436,825
2005-J3, 5.500%, 09/25/2035	428,665	420,922
2005-27, 5.500%, 12/25/2035	82,550	76,971
2005-28, 5.500%, 12/25/2035	169,926	162,102
2005-31, 2.587%, 01/25/2036 (a)	269,002	239,595
2005-30, 5.500%, 01/25/2036	172,008	171,363
2005-30, 5.500%, 01/25/2036	1,679,844	1,673,545
2006-J1, 6.000%, 02/25/2036	82,749	70,874
2006-20, 5.750%, 02/25/2037	80,067	74,816
2007-J2, 6.000%, 07/25/2037	563,878	479,491

Citicorp Mortgage Securities Trust
2006-3, 5.500%, 06/25/2021	202,808	208,554
2006-1, 5.500%, 02/25/2026	46,705	47,782
2006-1, 6.000%, 02/25/2036	324,000	330,611
2006-3, 5.750%, 06/25/2036	95,695	98,964
2006-3, 5.750%, 06/25/2036	457,725	476,952

Citigroup Mortgage Loan Trust, Inc.
2004-2, 9.250%, 09/25/2033	339,003	361,665

CitiMortgage Alternative Loan Trust
2006-A1, 5.250%, 03/25/2021	154,047	157,145
2007-A4, 5.500%, 04/25/2022	142,912	146,532

Countrywide Asset-Backed Certificates
2005-10, 4.638%, 10/25/2032 (a)	734,941	740,588

Percentages are stated as a percent of net assets.
(a) Variable rate security; the rate shown represents the rate at August 31, 2014.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2014

	PRINCIPAL
	AMOUNT	VALUE

Credit Suisse First Boston
Mortgage Securities Corp.
2004-7, 5.250%, 10/25/2019	$55,169	$56,372
2005-10, 5.000%, 11/25/2020	510,863	517,410
2004-8, 5.500%, 12/25/2034	906,058	928,751
2005-4, 5.500%, 06/25/2035	385,463	390,510
2005-3, 5.500%, 07/25/2035	712,512	722,391
2005-10, 5.500%, 11/25/2035	791,179	710,118
2005-10, 5.750%, 11/25/2035	143,984	128,069
2005-10, 6.000%, 11/25/2035	342,257	232,217

CSMC Mortgage-Backed Trust
2006-8, 5.500%, 10/25/2021	139,821	135,299
2007-5, 5.000%, 10/25/2024	328,479	327,033
2006-1, 5.500%, 02/25/2036	688,324	629,617
2006-1, 5.500%, 02/25/2036	265,429	252,913
2006-3, 5.750%, 04/25/2036	56,857	49,071
2006-3, 5.750%, 04/25/2036	134,661	116,220
2006-3, 6.000%, 04/25/2036	113,947	96,125
2006-3, 6.000%, 04/25/2036	280,323	237,164
2006-4, 7.000%, 05/25/2036	295,802	185,777
2007-2, 5.750%, 03/25/2037	427,006	388,868
2007-3, 5.500%, 04/25/2037	174,558	166,241
2007-5, 5.000%, 08/25/2037	300,416	284,533

Deutsche Alt-A Securities, Inc.
Mortgage Loan Trust
2005-2, 0.555%, 04/25/2035 (a)	161,211	144,815
2005-AR2, 2.754%, 10/25/2035 (a)	101,420	96,673

First Horizon Alternative
Mortgage Securities
2005-FA10, 5.250%, 12/25/2020	343,125	348,307
2005-FA11, 5.250%, 02/25/2021	455,747	457,057
2006-FA6, 5.750%, 11/25/2021	61,105	60,797
2004-FA1, 6.250%, 10/25/2034	505,564	527,279
2005-FA4, 5.500%, 06/25/2035	144,270	133,060

GMACM Mortgage Loan Trust
2004-J2, 5.500%, 06/25/2034	187,175	192,535
2004-J3, 5.250%, 07/25/2034	213,549	216,605

GSAA Home Equity Trust
2005-12, 5.069%, 09/25/2035 (a)	141,166	132,350
2006-6, 6.121%, 03/25/2036 (a)	115,590	72,030

GSR Mortgage Loan Trust
2005-1F, 6.000%, 01/25/2035	70,580	72,156
2005-AR2, 4.905%, 04/25/2035 (a)	185,927	185,026
2005-6F, 5.500%, 07/25/2035	570,903	565,681
2005-7F, 6.000%, 09/25/2035	92,576	96,527
2005-9F, 5.500%, 12/25/2035	163,248	155,207
2006-5F, 6.000%, 06/25/2036	910,238	877,553

HarborView Mortgage Loan Trust
2005-4, 2.714%, 07/19/2035 (a)	202,454	183,393

JP Morgan Alternative Loan Trust
2005-S1, 5.500%, 12/25/2035	379,807	345,680

JP Morgan Alternative
Loan Trust (Cont.)
2005-S1, 5.500%, 12/25/2035	285,933	260,241
2005-S1, 5.500%, 12/25/2035	486,624	414,895
2006-S2, 6.050%, 05/25/2036 (a)	86,006	77,974

JP Morgan Mortgage Trust
2005-S3, 5.750%, 01/25/2036	154,021	144,602

Lehman Mortgage Trust
2006-2, 6.127%, 04/25/2036 (a)	121,740	116,290

MASTR Adjustable Rate
Mortgages Trust
2004-4, 1.933%, 05/25/2034 (a)	276,552	246,127
2004-15, 3.178%, 12/25/2034 (a)	346,516	336,495

MASTR Alternative Loan Trust
2003-7, 6.250%, 11/25/2033	1,066,593	1,118,676
2004-6, 6.000%, 07/25/2034	790,021	829,627

Morgan Stanley Mortgage Loan Trust
2006-7, 5.000%, 06/25/2021	129,772	121,941
2006-2, 6.500%, 02/25/2036	306,544	267,738
2006-11, 6.000%, 08/25/2036	1,103,873	919,242

Nomura Asset Acceptance Corp.
Alternative Loan Trust
2005-WF1, 5.159%, 03/25/2035	773,485	794,760
2005-AP2, 4.976%, 05/25/2035 (a)	270,624	255,717

PHHMC Mortgage
Pass-Through Certificates
2005-3, 5.261%, 06/18/2035 (a)	627,976	628,669

Quest Trust
2006-X2, 0.275%, 08/25/2036 (a)	46,058	45,794

RAAC Trust
2005-SP1, 6.000%, 09/25/2034	34,283	34,955

RALI Trust
2003-QS18, 5.000%, 09/25/2018	132,115	135,680
2004-QS6, 5.000%, 05/25/2019	100,059	101,966
2005-QS3, 5.000%, 03/25/2020	1,704,307	1,742,989
2007-QS4, 5.500%, 04/25/2022	59,123	60,064
2003-QS13, 4.000%, 07/25/2033	610,243	580,146
2003-QS17, 5.500%, 09/25/2033	880,153	901,069
2004-QS7, 5.500%, 05/25/2034	318,560	327,663
2004-QA4, 3.229%, 09/25/2034 (a)	683,032	609,067
2004-QS16, 5.500%, 12/25/2034	881,766	898,959
2005-QS16, 5.500%, 11/25/2035	282,258	249,507

RAMP Trust
2003-RS4, 4.018%, 03/25/2033	63,993	64,298
2004-RS8, 4.980%, 08/25/2034	22,954	23,219

Resecuritization Pass-Through Trust
2005-8R, 6.000%, 10/25/2034	646,459	661,553
2005-8R, 6.000%, 10/25/2034	3,196,901	3,216,667

Percentages are stated as a percent of net assets.
(a) Variable rate security; the rate shown represents the rate at August 31, 2014.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2014

	PRINCIPAL
	AMOUNT	VALUE

Residential Asset Securitization Trust
2004-R2, 5.500%, 08/25/2034	$2,797,175	$2,842,848
2005-A5, 5.500%, 05/25/2035	520,695	477,578
2005-A11, 5.500%, 10/25/2035	437,753	406,407
2005-A11, 6.000%, 10/25/2035	375,456	295,219
2006-A14, 6.250%, 12/25/2036	209,016	179,417

RFMSI Trust
2006-S10, 5.500%, 10/25/2021	196,929	203,708
2004-S6, 6.000%, 06/25/2034	555,587	565,563
2005-S5, 5.250%, 07/25/2035	50,332	50,609
2006-S3, 5.500%, 03/25/2036	1,244,968	1,142,331
2006-S5, 6.000%, 06/25/2036	316,003	296,462
2006-S6, 6.000%, 07/25/2036	257,262	238,360

Structured Asset Securities Corp.
2006-3H, 5.750%, 12/25/2035	722,388	724,456

Structured Asset Securities Corp.
Mortgage Pass-Through Certificates
2003-23H, 5.500%, 07/25/2033	1,044,355	1,051,863
2004-9XS, 5.560%, 05/25/2034 (a)	262,413	267,399
2004-18H, 4.750%, 10/25/2034	402,020	403,838

TBW Mortgage-Backed Trust
2006-2, 5.500%, 07/25/2036	596,873	559,820

WaMu Mortgage Pass-Through
Certificates
2004-S2, 6.000%, 06/25/2034	92,533	98,638

Washington Mutual Alternative
Mortgage Pass-Through Certificates
2005-1, 5.500%, 03/25/2035	750,000	737,867
2005-1, 6.000%, 03/25/2035	552,389	586,708
2005-4, 0.655%, 06/25/2035 (a)	333,886	259,286
2005-5, 5.500%, 07/25/2035	601,133	596,122
2005-9, 5.500%, 11/25/2035	76,808	69,499

Wells Fargo Mortgage
Backed Securities Trust
2005-7, 5.250%, 09/25/2035	543,000	542,864
2006-4, 0.855%, 04/25/2036 (a)	444,979	405,454
2006-4, 5.750%, 04/25/2036	541,225	531,540
2007-2, 5.750%, 03/25/2037	377,854	368,580
2007-2, 6.000%, 03/25/2037	225,024	221,235
2007-4, 6.000%, 04/25/2037	81,855	79,943
2007-9, 5.500%, 07/25/2037	753,463	778,298
2007-12, 5.500%, 09/25/2037	549,046	561,628
		69,730,317
TOTAL MORTGAGE BACKED
SECURITIES (Cost $66,410,612)		69,730,317

MUNICIPAL BONDS–39.78%

Alabama–0.37%

City of Scottsboro, AL
6.200%, 11/01/2035	500,000	559,785

Arizona–0.53%

City of Mesa, AZ
6.375%, 07/01/2033	705,000	804,645

California–0.55%

Alvord Unified School District
0.000%, 08/01/2022	375,000	283,684

Contra Costa County
Public Financing Authority
6.900%, 06/01/2035	250,000	276,380

Palmdale Elementary School District
0.000%, 08/01/2029	540,000	265,469
		825,533
Florida–1.58%

State Board of Administration
Finance Corp.
2.995%, 07/01/2020	2,360,000	2,386,810

Idaho–0.60%

Idaho Health Facilities Authority
7.000%, 10/01/2019	900,000	903,501

Illinois–4.14%

Boone Mchenry & Dekalb Counties
Community Unit School District 100
0.000%, 12/01/2022	575,000	434,447

Chicago Board of Education
0.000%, 12/01/2022	840,000	648,723

City of Chicago, IL
Waterworks Revenue
5.750%, 11/01/2030	760,000	941,929

DeKalb Kane & LaSalle Counties
Etc Community College District
No. 523 Kishwaukee
0.000%, 02/01/2025	275,000	178,819

Kendall & Kane Counties Community
Unit School District No. 115
0.000%, 01/01/2022	2,340,000	1,889,597

Lake County Community
Consolidated School District
No. 50 Woodland
5.625%, 01/01/2026	335,000	390,761
5.750%, 01/01/2030	480,000	553,718

South Suburban College Community
School District No. 510
0.000%, 12/01/2022	1,000,000	774,170

Will County Elementary School
District No. 122
5.250%, 10/01/2023	425,000	454,019
		6,266,183

Percentages are stated as a percent of net assets.
(a) Variable rate security; the rate shown represents the rate at August 31, 2014.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2014

	PRINCIPAL
	AMOUNT	VALUE

Indiana–0.84%

Greater Clark County School Corp.
5.000%, 01/05/2023	$580,000	$660,980

Zionsville Middle School Building Corp.
0.000%, 07/15/2022	750,000	605,040
		1,266,020
Michigan–3.52%

City of Detroit, MI Sewage Disposal
System Revenue
5.250%, 07/01/2029	415,000	461,339

City of Detroit, MI Water Supply
System Revenue
5.500%, 07/01/2035	1,720,000	1,901,082
5.750%, 07/01/2026	2,020,000	2,286,377

Detroit City School District
5.250%, 05/01/2025	555,000	672,121
		5,320,919
Missouri–0.82%

St. Louis School District
6.100%, 04/01/2025	1,015,000	1,246,684

Nevada–0.75%

Clark County School District
5.510%, 06/15/2024	1,000,000	1,136,710

New Jersey–5.60%

New Jersey Economic
Development Authority
0.000%, 02/15/2020	1,703,000	1,444,911

New Jersey Higher Education
Student Assistance Authority
5.500%, 12/01/2021	1,000,000	1,157,790
5.000%, 12/01/2022	1,000,000	1,136,430

New Jersey Transportation Trust
Fund Authority
0.000%, 12/15/2027	7,775,000	4,734,586
		8,473,717

New Mexico–0.70%

New Mexico Finance Authority
3.400%, 06/15/2024	1,040,000	1,063,026

New York–1.92%

Dutchess County Local
Development Corp.
4.550%, 07/01/2022	930,000	950,841

New York City Transitional
Finance Authority Future Tax
Secured Revenue
5.932%, 11/01/2036	1,715,000	1,949,252
		2,900,093
North Carolina–0.36%

Cleveland County Public
Facilities Corp.
6.070%, 03/01/2030	500,000	551,640

Ohio–1.04%
Avon Lake City School District
3.250%, 12/01/2022	500,000	503,410

City of Cincinnati OH Water
System Revenue
6.458%, 12/01/2034	920,000	1,067,862
		1,571,272
Pennsylvania–6.37%

City of Harrisburg, PA
0.000%, 04/01/2019	195,000	177,305

Moon Area School District
5.820%, 11/15/2033	500,000	534,060

Penn Hills School District
6.100%, 10/01/2029	520,000	576,285

Pennsylvania Turnpike Commission
0.000%, 12/01/2030	640,000	702,381
0.000%, 06/01/2033	3,525,000	4,074,970
0.000%, 12/01/2034	1,850,000	1,930,013

Philadelphia Authority for
Industrial Development
0.000%, 04/15/2022	2,145,000	1,634,726
		9,629,740
Puerto Rico–0.52%

Puerto Rico Sales Tax
Financing Corp.
0.000%, 08/01/2032	3,850,000	789,481

Texas–8.90%

City of Houston, TX Utility
System Revenue
3.228%, 05/15/2022	1,000,000	1,034,200

Irving Texas Hotel
Occupancy Tax Revenue
7.375%, 08/15/2044	3,500,000	3,769,255

Dallas/Fort Worth
International Airport
5.000%, 11/01/2027	915,000	1,027,508

North Texas Tollway Authority
0.000%, 01/01/2042	3,355,000	4,025,195

Texas Municipal Gas Acquisition
& Supply Corp. III
5.000%, 12/15/2021	500,000	582,715

Percentages are stated as a percent of net assets.
(a) Variable rate security; the rate shown represents the rate at August 31, 2014.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2014

	PRINCIPAL
	AMOUNT	VALUE
Texas State Turnpike Authority
0.000%, 08/15/2022	$2,500,000	$1,985,575
0.000%, 08/15/2027	1,665,000	1,037,095
		13,461,543
Washington–0.33%

Chelan County Public
Utility District No. 1
0.000%, 06/01/2023	655,000	500,125

Wisconsin–0.34%

Public Finance Authority
Senior Living
3.750%, 11/15/2019	500,000	506,330

TOTAL MUNICIPAL BONDS
(Cost $58,682,991)		60,163,757

US GOVERNMENT NOTE/BOND–1.98%
United States Treasury Note/Bond
1.625%, 08/31/2019	3,000,000	2,999,649
TOTAL US GOVERNMENT
NOTE/BOND (Cost $2,996,989)		2,999,649

CLOSED END MUTUAL FUND–1.34%
Nuveen Mortgage
Opportunity Term Fund	84,520	2,023,409
TOTAL MUTUAL FUND
(Cost $2,018,230)		2,023,409

SHORT-TERM INVESTMENT–8.99%
First American Treasury Obligations
Fund, 0.000% (a)	13,599,454	13,599,454
TOTAL SHORT-TERM INVESTMENT
(Cost $13,599,454)		13,599,454

Total Investments
(Cost $147,981,987)–101.04%		152,809,506

Liabilities in Excess of
Other Assets–(1.04)%		(1,579,590)

TOTAL NET ASSETS–100.00%		$151,229,916

Percentages are stated as a percent of net assets.
(a) Variable rate security; the rate shown represents the rate at August 31, 2014.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2014

	PRINCIPAL
	AMOUNT	VALUE

MUNICIPAL BONDS–92.97%

Arizona–2.60%

Florence Town Inc. Industrial
Development Authority
5.000%, 07/01/2023	$385,000	$392,403

Industrial Development Authority
of the City of Phoenix
5.000%, 06/01/2027	500,000	554,385

Industrial Development Authority
of the County of Pima
6.000%, 04/01/2016	25,000	25,238
6.500%, 04/01/2026	200,000	201,024
		1,173,050
Arkansas–1.47%

Pulaski County Public
Facilities Board
5.250%, 07/01/2024	575,000	663,544

California–7.85%

Abag Finance Authority for
Nonprofit Corps
5.000%, 07/01/2021	250,000	282,288

California State Public Works Board
5.500%, 11/01/2030	535,000	645,199

Centinela Valley Union
High School District
5.750%, 08/01/2026	270,000	336,020
6.000%, 08/01/2036	250,000	302,153

City of San Buenaventura, CA
8.000%, 12/01/2026	125,000	153,594

Foothill-Eastern Transportation
Corridor Agency
0.000%, 01/15/2023	500,000	368,260

Golden State Tobacca
Securitization Corp.
5.000%, 06/01/2029	250,000	279,015

Palmdale Community
Redevelopment Agency
0.000%, 12/01/2020	175,000	136,255

Palmdale Elementary School District
0.000%, 08/01/2028	500,000	261,325

San Juan Unified School District
0.000%, 08/01/2022	500,000	402,870
Saratoga Union School District
0.000%, 09/01/2023	485,000	375,375
		3,542,354
Colorado–3.19%

City & County of Denver, CO
Airport System Revenue
5.250%, 11/15/2028	500,000	589,815

E-470 Public Highway Authority
0.000%, 09/01/2020	460,000	388,948
0.000%, 09/01/2022	485,000	370,157
0.000%, 09/01/2023	125,000	90,614
		1,439,534
Connecticut–0.71%

Connecticut State Health &
Educational Facility Authority
5.000%, 07/01/2026	285,000	321,620

Florida–8.26%

Belle Isle, FL
5.500%, 10/01/2022	500,000	514,750

Citizens Property Insurance Corp.
5.000%, 06/01/2022	560,000	661,853

County of Miami-Dade, FL
5.750%, 10/01/2028	545,000	646,610

County of Miami-Dade, FL
Aviation Revenue
5.000%, 10/01/2027	375,000	421,271

Escambia County Health
Facilities Authority
5.500%, 08/15/2024	695,000	804,553

Miami Beach Health
Facilities Authority
5.000%, 11/15/2023	200,000	231,586

Miami-Dade County Educational
Facilities Authority
5.250%, 04/01/2024	200,000	244,096

Venetian Community
Development District
5.000%, 05/01/2023	200,000	204,454
		3,729,173
Georgia–2.46%

Americus-Sumter County
Hospital Authority
5.125%, 05/15/2023	400,000	420,448

Savannah Hospital Authority
5.500%, 07/01/2027	590,000	689,633
		1,110,081
Guam–0.39%

Guam Power Authority
5.000%, 10/01/2023	150,000	177,625

Percentages are stated as a percent of net assets.
(a) Variable rate security; the rate shown represents the rate at August 31, 2014.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2014

	PRINCIPAL
	AMOUNT	VALUE

Idaho–1.12%

Idaho Health Facilities Authority
6.000%, 10/01/2021	$500,000	$504,520

Illinois–7.50%

Boone Mchenry & Dekalb Counties
Community Unit School District 100
0.000%, 12/01/2023	750,000	557,265

Cook County Community College
District No. 508
5.250%, 12/01/2028	500,000	569,825

Cook County School District
No. 104 Summit
0.000%, 12/01/2025	300,000	222,159

Illinois Finance Authority
5.000%, 11/01/2027	175,000	192,924

Railsplitter Tobacco
Settlement Authority
6.000%, 06/01/2028	535,000	624,810

State of Illinois
5.000%, 08/01/2023	500,000	568,435

Village of Franklin Park, IL
6.250%, 07/01/2030	200,000	232,596

Will County Community Unit School
District No. 201
0.000%, 11/01/2020	490,000	416,667
		3,384,681
Indiana–9.82%

City of Indianapolis Department of
Public Utilities Gas Utility Revenue
5.250%, 08/15/2028	500,000	585,560

City of Valparaiso, IN
6.750%, 01/01/2034	500,000	565,330

Crown Point Multi School
Building Corp.
0.000%, 01/15/2022	500,000	412,485

Greater Jasper Middle School
Building Corp.
0.000%, 07/15/2024	750,000	533,662

Indiana Finance Authority
5.250%, 09/01/2025	500,000	571,425
5.500%, 11/15/2026	500,000	562,095

Plainfield Community High
School Building Corp.
5.000%, 07/15/2023	500,000	602,785

Shelbyville Central Renovation
School Building Corp.
5.000%, 07/15/2024	500,000	602,350
		4,435,692
Kentucky–1.84%

Kentucky Economic Development
Finance Authority
5.750%, 06/01/2025	735,000	831,322

Louisiana–3.33%

Lake Charles Harbor &
Terminal District
5.500%, 01/01/2029	500,000	565,350

Louisiana Energy & Power Authority
5.250%, 06/01/2028	410,000	477,711

Tobacco Settlement Financing Corp.
5.000%, 05/15/2022	400,000	460,536
		1,503,597
Maine–0.80%

Maine Health & Higher Educational
Facilities Authority
6.000%, 07/01/2026	325,000	360,396

Maryland–0.51%

Anne Arundel County Consolidated
Special Taxing District
5.000%, 07/01/2024	200,000	231,644

Massachusetts–0.47%

Massachusetts Educational
Financing Authority
4.500%, 07/01/2024	200,000	213,860

Michigan–0.60%

Michigan Finance Authority
7.000%, 10/01/2031	250,000	269,293

Minnesota–1.31%

City of Center City
Health Care Facilities, MN
5.000%, 11/01/2023	500,000	593,185

Missouri–0.56%

City of Kansas City, MO
0.000%, 02/01/2023	335,000	250,644

Nevada–1.61%

City of Reno, NV
5.000%, 06/01/2023	625,000	726,794

New Jersey–6.47%

Garden State Preservation Trust
5.750%, 11/01/2028	455,000	596,341

New Jersey Economic
Development Authority
5.000%, 07/01/2022	500,000	517,640
5.000%, 06/15/2023	250,000	285,575
5.500%, 01/01/2027	300,000	345,309
5.500%, 09/01/2027	400,000	491,888

Percentages are stated as a percent of net assets.
(a) Variable rate security; the rate shown represents the rate at August 31, 2014.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2014

	PRINCIPAL
	AMOUNT	VALUE

New Jersey–6.47% (Cont.)

New Jersey Higher Education
Student Assistance Authority
5.000%, 12/01/2022	$500,000	$568,215

New Jersey Transportation
Trust Fund Authority
5.500%, 06/15/2031	100,000	116,029
		2,920,997
New York–1.33%

New York Liberty Development Corp.
5.250%, 10/01/2035	500,000	598,790

North Carolina–1.27%

North Carolina Eastern Municipal
Power Agency
5.000%, 01/01/2026	500,000	574,150

Ohio–1.68%

Akron Bath Copley Joint Township
Hospital District
5.000%, 11/15/2023	300,000	348,561

Southeastern Ohio Port Authority
5.750%, 12/01/2032	400,000	411,320
		759,881
Oregon–2.11%

Medford Hospital Facilities Authority
5.000%, 10/01/2024	450,000	511,830

Salem-Keizer School District No. 24J
0.000%, 06/15/2025	600,000	438,960
		950,790
Pennsylvania–7.77%

Chichester School District
0.000%, 03/01/2027	250,000	165,695

Delaware County Authority
5.000%, 06/01/2023	200,000	208,032

Delaware Valley Regional
Financial Authority
5.500%, 08/01/2028	1,000,000	1,184,690

Hopewell Area School District
0.000%, 09/01/2026	900,000	619,416

Montgomery County Industrial
Development Authority
5.000%, 11/15/2023	105,000	116,966

Pennsylvania Higher Educational
Facilities Authority
5.250%, 07/15/2025	250,000	285,953

Pennsylvania Turnpike Commission
0.000%, 12/01/2030	160,000	175,595
0.000%, 12/01/2038	695,000	754,061
		3,510,408
Puerto Rico–1.76%

Puerto Rico Highway &
Transportation Authority
5.250%, 07/01/2022	140,000	139,016

Puerto Rico Public Finance Corp.
6.000%, 08/01/2026	490,000	654,904
		793,920
Rhode Island–1.31%

Rhode Island Health & Educational
Building Corp.
5.000%, 06/01/2025	500,000	589,925

Texas–6.16%

North Texas Tollway Authority
0.000%, 01/01/2042	605,000	725,855

Brazos River Harbor Texas
Navigation District
5.950%, 05/15/2033	100,000	110,808

Texas Municipal Gas Acquisition &
Supply Corp.
5.000%, 12/15/2022	750,000	872,970

Texas State Turnpike Authority
0.000%, 08/15/2022	1,350,000	1,072,210
		2,781,843
Utah–1.94%

County of Weber, UT
5.750%, 01/15/2033	450,000	519,318

Utah State Charter School
Finance Authority
6.300%, 07/15/2032	335,000	358,735
		878,053
Vermont–0.22%

Vermont Economic
Development Authority
5.000%, 05/01/2021	100,000	101,179

Virginia–0.91%

Virginia Small Business
Financing Authority
4.500%, 01/01/2023	135,000	144,739
5.000%, 01/01/2027	250,000	266,815
		411,554

Percentages are stated as a percent of net assets.
(a)  Variable rate security; the rate shown represents the rate at August 31, 2014.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2014

	PRINCIPAL
	AMOUNT	VALUE

Washington–0.66%

Chelan County Public Utility
District No. 1
0.000%, 06/01/2026	$450,000	$298,039

Wisconsin–2.98%

Plateville Redevelopment Authority
5.000%, 07/01/2022	650,000	727,058

Public Finance Authority
Senior Living
3.750%, 11/15/2019	500,000	506,330

Wisconsin Health & Educational
Facilities Authority
5.000%, 08/15/2022	100,000	113,065
		1,346,453
TOTAL MUNICIPAL BONDS
(Cost $39,832,658)		41,978,591

SHORT-TERM INVESTMENT–9.35%
Fidelity Institutional Money Market
Funds – Tax-Exempt Portfolio,
0.010% (a)	4,223,174	4,223,174

TOTAL SHORT-TERM INVESTMENT
(Cost $4,223,174)		4,223,174

Total Investments
(Cost $44,055,832)–102.32%		46,201,765

Liabilities in Excess of
Other Assets–(2.32)%		(1,047,612)

TOTAL NET ASSETS–100.00%		$45,154,153

Percentages are stated as a percent of net assets.
(a) Variable rate security; the rate shown represents the rate at August 31, 2014.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2014

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Investment Income
Interest income	$7,610,617	$1,600,570
Dividend income	65,500	—
Total Investment Income	7,676,117	1,600,570

Expenses
Advisory fees	942,998	169,485
Administration and accounting fees	208,689	129,853
Transfer agent fees and expenses	54,953	43,427
Federal and state registration fees	52,741	35,306
Audit and tax fees	18,500	17,998
Custody fees	18,252	5,846
Legal fees	14,098	11,250
Reports to shareholders	12,800	8,075
Chief Compliance Officer fees and expenses	12,005	12,005
Trustees’ fees and related expenses	4,924	4,924
Distribution fees – Retail Class	—	2,400
Other expenses	10,059	6,056
Total Expenses	1,350,019	446,625
Expense Recovery or (waivers) by Advisor (Note 4)	127,978	(211,153)
Net Expenses	1,477,997	235,472

Net Investment Income	6,198,120	1,365,098

Realized and Unrealized Gain (Loss) on Investments
Net realized gain/(loss) from:
Investments	(355,479)	231,765
Change in net unrealized appreciation from investments	8,630,448	3,383,737
Net Realized and Unrealized Gain on Investments	8,274,969	3,615,502

Net Increase in Net Assets from Operations	$14,473,089	$4,980,600

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Strategic Bond Fund

	Year Ended	Year Ended
	August 31, 2014	August 31, 2013
From Operations
Net investment income	$6,198,120	$4,964,788
Net realized loss from investments	(355,479)	(1,347,245)
Change in net unrealized appreciation (depreciation) from investments	8,630,448	(6,112,282)
Net increase (decrease) in net assets from operations	14,473,089	(2,494,739)

From Distributions
Net investment income	(7,025,100)	(5,938,458)
Net realized gain on investments	—	(350,347)
Net decrease in net assets resulting from distributions paid	(7,025,100)	(6,288,805)

From Capital Share Transactions
Proceeds from shares sold	66,820,516	213,715,648
Shares issued in reinvestment of distributions declared	4,434,170	3,613,191
Cost for shares redeemed(1)	(116,077,568)	(64,519,925)
Net increase (decrease) in net assets from capital share transactions	(44,822,882)	152,808,914

Total Increase (Decrease) in Net Assets	(37,374,893)	144,025,370

Net Assets
Beginning of year	188,604,809	44,579,439
End of year	$151,229,916	$188,604,809

Accumulated Undistributed Net Investment Income	$50,701	$30,069

(1)	Net of redemption fees of $32,294 and $7,966 for the year ended August 31, 2014 and August 31, 2013, respectively.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Year Ended	Year Ended
	August 31, 2014	August 31, 2013
From Operations
Net investment income	$1,365,098	$1,203,412
Net realized gain (loss) from investments	231,765	(600,520)
Change in net unrealized appreciation (depreciation) from investments	3,383,737	(2,277,373)
Net increase (decrease) in net assets from operations	4,980,600	(1,674,481)

From Distributions
Net investment income – Institutional Class	(1,326,258)	(1,189,674)
Net investment income – Retail Class	(34,813)	(9,786)
Net realized gain on investments – Institutional Class	—	(317,794)
Net realized gain on investments – Retail Class	—	(927)
Net decrease in net assets resulting from distributions paid	(1,361,071)	(1,518,181)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	23,329,341	37,911,450
Proceeds from shares sold – Retail Class	4,353,597	1,032,925
Shares issued in reinvestment of distributions declared – Institutional Class	962,983	1,163,045
Shares issued in reinvestment of distributions declared – Retail Class	32,122	10,540
Cost for shares redeemed – Institutional Class(1)	(23,302,767)	(20,303,735)
Cost for shares redeemed – Retail Class(2)	(542,342)	(762,364)
Net increase in net assets from capital share transactions	4,832,934	19,051,861

Total Increase in Net Assets	8,452,463	15,859,199

Net Assets
Beginning of year	36,701,690	20,842,491
End of year	$45,154,153	$36,701,690

Accumulated Undistributed Net Investment Income	$10,026	$5,999

(1)	Net of redemption fees of $4,623 and $5,104 for the year ended August 31, 2014 and August 31, 2013, respectively.
(2)	Net of redemption fees of $1,003 and $1,612 for the year ended August 31, 2014 and August 31, 2014, respectively.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011
Net Asset Value, Beginning of Year	$21.86	$22.39	$21.14	$20.00

Income from investment operations:
Net investment income(1)	0.89	0.76	1.05	0.95
Net realized and unrealized
gain/(loss) on investments	1.17	(0.34)	1.52	0.91
Total from investment operations	2.06	0.42	2.57	1.86

Less distributions paid:
From net investment income	(1.01)	(0.88)	(1.23)	(0.71)
From net realized gain on investments	—	(0.07)	(0.09)	(0.01)
Total distributions paid	(1.01)	(0.95)	(1.32)	(0.72)

Paid-in capital from redemption fees (Note 2)	— (2)	— (2)	—	—

Net Asset Value, End of Year	$22.91	$21.86	$22.39	$21.14

Total Return	9.62%	1.79%	12.61%	9.36%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$151,230	$188,605	$44,579	$23,184

Ratio of expenses to average net assets:
Before waiver and expense
reimbursement/recoupment – net	0.86%	0.87%	1.34%	1.65%
After waiver and expense
reimbursement/recoupment – net	0.94%	0.95%	0.95%	0.95%

Ratio of net investment income
to average net assets:
Before waiver and expense
reimbursement/recoupment – net	4.02%	3.42%	4.47%	3.80%
After waiver and expense
reimbursement/recoupment – net	3.94%	3.34%	4.86%	4.50%

Portfolio turnover rate	53.47%	67.22%	52.42%	77.86%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended	Year Ended	Year Ended	Period Ended
	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011(1)
Institutional Class Shares

Net Asset Value, Beginning of Year/Period	$21.16	$22.81	$20.18	$20.00

Income from investment operations:
Net investment income(2)	0.71	0.79	0.79	0.05
Net realized and unrealized
gain/(loss) on investments	1.91	(1.46)	2.64	0.17
Total from investment operations	2.62	(0.67)	3.43	0.22

Less distributions paid:
From net investment income	(0.71)	(0.77)	(0.76)	(0.04)
From net realized gain on investments	—	(0.21)	(0.04)	—
Total distributions paid	(0.71)	(0.98)	(0.80)	(0.04)

Paid-in capital from redemption fees (Note 2)	— (5)	— (5)	—	—

Net Asset Value, End of Year/Period	$23.07	$21.16	$22.81	$20.18

Total Return(3)	12.58%	-3.20%	17.38%	1.06%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$41,000	$36,474	$20,842	$4,838

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	1.05%	1.23%	2.29%	7.66%
After waiver and expense reimbursement(4)	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income (loss)
to average net assets:
Before waiver and expense reimbursement(4)	2.73%	2.78%	1.86%	(5.69)%
After waiver and expense reimbursement(4)	3.23%	3.46%	3.60%	1.42%

Portfolio turnover rate(3)	62.87%	118.50%	131.34%	15.43%

(1)	The Fund commenced operations on June 30, 2011.
(2)	Per share net investment income (loss) was calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Year/Period

	Year Ended	Period Ended
	August 31, 2014	August 31, 2013(1)
Retail Class Shares

Net Asset Value, Beginning of Year/Period	$21.18	$22.96

Income/(loss) from investment operations:
Net investment income(2)	0.67	0.67
Net realized and unrealized gain/(loss) on investments	1.88	(1.70)
Total from investment operations	2.55	(1.03)

Less distributions paid:
From net investment income	(0.66)	(0.66)
From net realized gain on investments	—	(0.21)
Total distributions paid	(0.66)	(0.87)

Paid-in capital from redemption fees (Note 2)	0.02	0.12

Net Asset Value, End of Year/Period	$23.09	$21.18

Total Return(3)	12.33%	-4.15%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$4,154	$228

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	1.33%	1.45%
After waiver and expense reimbursement(4)	0.80%	0.80%

Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	2.47%	2.57%
After waiver and expense reimbursement(4)	3.00%	3.22%

Portfolio turnover rate(3)	62.87%	118.50%

(1)	The Retail class shares commenced operations on September 28, 2012.
(2)	Per share net investment income (loss) was calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
August 31, 2014

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”), formerly known as the Performance Trust Total Return Bond Fund, and the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), each representing a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the Strategic Bond Fund is to purchase undervalued fixed income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Strategic Bond Fund became effective on August 31, 2010 and commenced investment operations on September 1, 2010. The Municipal Bond Fund became effective on June 29, 2011 and commenced operations on June 30, 2011 and September 28, 2012 for the Institutional and Retail Class shares, respectively. Retail Class shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by PT Asset Management, LLC (the “Adviser”), the Funds’ investment adviser.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

U.S. government securities valued by a pricing service (a “Pricing Service”) are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Securities are valued principally using prices furnished by a Pricing Service. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Asset-backed and mortgage-backed securities are priced by a Pricing Service. The fair value of the securities is estimated using various valuation techniques including models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as the security and the creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuances are considered in developing the fair value estimate. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Municipal bonds are priced by a Pricing Service. The fair value of municipal bonds is generally evaluated in a manner similar to asset-backed securities. A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity. Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

Other debt securities, excluding short-term, instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized over the expected life of the respective securities using the interest method.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Equity securities, including closed-end funds are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day and are generally classified as Level 1.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2014

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

»	Level 1: Quoted prices in active markets for identical securities.
»	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
»	Level 3: Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2014:

Performance Trust Strategic Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Inco0me
Asset Backed
Securities	$—	$3,698,520	$—	$3,698,520
Corporate Bond	—	594,400	—	594,400
Mortgage Backed
Securities	—	69,730,317	—	69,730,317
Municipal Bonds	—	60,163,757	—	60,163,757
Government
Notes/Bonds	—	2,999,649	—	2,999,649
Total Fixed Income	—	137,186,643	—	137,186,643
Equity
Closed End
Mutual Fund	2,023,409	—	—	2,023,409
Total Equity	2,023,409	—	—	2,023,409
Short-Term
Investments	13,599,454	—	—	13,599,454
Total Investments
in Securities	$15,622,863	$137,186,643	$—	$152,809,506
Performance Trust Municipal Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Municipal Bonds	$—	$41,978,591	$—	$41,978,591
Total Fixed Income	—	41,978,591	—	41,978,591
Short-Term
Investments	4,223,174	—	—	4,223,174
Total Investments
in Securities	$4,223,174	$41,978,591	$—	$46,201,765

During the year ended August 31, 2014, there were no transfers between Levels for the Funds. The Funds did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3. It is the Funds’ policy to record transfers between levels as of the end of the reporting period. The Funds did not hold any financial derivative instruments during the year ended August 31, 2014.

b.	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of August 31, 2014, the Funds did not have any open short positions and accordingly did not have securities or cash held as collateral.

c.	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the year ended August 31, 2014, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

d.	Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.	Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2014

and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.	Share Valuation

The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 2.00% redemption fee on shares redeemed within sixty days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. For the year ended August 31, 2014, the Funds collected redemption fees of $32,294 and $5,626 for the Strategic Bond Fund and Municipal Bond Fund, respectively.

g.	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Municipal Bond Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Municipal Bond Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of the Retail Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses of the Trust are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the basis of identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Any discount or premium is accreted or amortized over the expected life of the respective securities using the interest method. Gains and losses on principal payments of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statement of Operations.

3.	Federal Tax Matters
The tax character of distributions paid during the periods ended August 31, 2014 and August 31, 2013 was as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2014	AUGUST 31, 2013
Ordinary Income	$7,025,100	$5,986,192
Tax-Exempt Income	—	—
Long-Term Capital Gain	—	302,613

PERFORMANCE TRUST MUNICIPAL BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2014	AUGUST 31, 2013
Ordinary Income	$ 5,795	$ 319,032
Tax-Exempt Income	1,355,276	1,199,134
Long-Term Capital Gain	—	15

As of August 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
Cost basis of investments for federal
income tax purposes	$147,981,987
Gross tax unrealized appreciation	$5,926,555
Gross tax unrealized depreciation	(1,099,036)
Net tax unrealized appreciation	4,827,519
Undistributed ordinary income	50,701
Undistributed long-term capital gain	—
Total distributable earnings	50,701
Other accumulated losses	(3,598,770)
Total accumulated earnings	$1,279,450

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$44,055,832
Gross tax unrealized appreciation	$2,194,593
Gross tax unrealized depreciation	(48,660)
Net tax unrealized appreciation	2,145,933
Undistributed ordinary income	10,026
Undistributed long-term capital gain	—
Total distributable earnings	10,026
Other accumulated losses	(445,472)
Total accumulated earnings	$1,710,487

As of August 31, 2014, the Strategic Bond Fund deferred post-October losses of $568,998.

At August 31, 2014, the Strategic Bond Fund and the Municipal Bond Fund had short-term capital loss carryovers of $3,029,772 and $445,472, respectively. These losses will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds’ realize future net capital gains taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2014, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Accumulated Undistributed
Net Investment Income/(Loss)	$ 847,612	$ —
Accumulated Undistributed
Net Realized Gain/(Loss)	$(847,612)	$ —

On September 29, 2014, distributions from ordinary income of $510,195, $87,372 and $8,635 for the Strategic Bond Fund and Municipal Bond Fund – Institutional and Retail Class, respectively, were declared and paid by the Funds to shareholders of record on September 26, 2014.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2014

4.	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Strategic Bond Fund and 0.40% for the Municipal Bond Fund of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses at least through December 29, 2015 at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 0.95%, 0.55% and 0.80% (the “Expense Limitation Cap”) of the Funds’ average daily net assets for the Strategic Bond Fund and Municipal Bond Fund – Institutional and Retail Class, respectively.  For the year ended August 31, 2014, expenses of $206,052 for the Municipal Bond Fund – Institutional Class, and $5,101 for the Municipal Bond Fund – Retail Class were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three fiscal years from the date such amount was waived or reimbursed.  During the year ended August 31, 2014, previously waived expenses of $127,978 for the Strategic Bond Fund were recouped by the Adviser.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
August 31, 2015	$ —	$185,390
August 31, 2016	$ —	$237,277
August 31, 2017	$ —	$211,153

5.	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Municipal Bond Fund, which authorizes it to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of the Municipal Bond Fund’s average daily net assets for Retail Class shares, for services to prospective Fund shareholders and distribution of Municipal Bond Fund shares. The Distributor earned fees of $2,400 from Retail Class shares during the year ended August 31, 2014. At August 31, 2014, the Distributor was owed fees of $471 for Retail Class shares.

6.	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals.  For the year ended August 31, 2014, administration and accounting fees of $208,689 and $129,853 were incurred for the Strategic Bond Fund and Municipal Bond Fund, respectively.  At August 31, 2014, USBFS was owed fees of $33,768 and $22,017 from the Strategic Bond Fund and Municipal Bond Fund, respectively.

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  For the year ended August 31, 2014, the Strategic Bond Fund incurred $54,953, and $18,252 in transfer agency and custody fees, respectively.  For the year ended August 31, 2014, the Municipal Bond Fund incurred $43,427, and $5,846 in transfer agency and custody fees, respectively.  At August 31, 2014, the Strategic Bond Fund owed $9,402 and $3,110 for transfer agency and custody fees, respectively.  At August 31, 2014, the Municipal Bond Fund owed $7,639 and $941 for transfer agency and custody fees, respectively.

The Funds also each have a line of credit with US Bank (see Note 10).
Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended August 31, 2014, the Strategic Bond Fund and Municipal Bond Fund were allocated $12,005 and $12,005, respectively, of the Trust’s Chief Compliance Officer fees.  At August 31, 2014, fees of $2,003 and $2,002 were owed for the Chief Compliance Officer’s services by the Strategic Bond Fund and Municipal Bond Fund, respectively.

7.	Capital Share Transactions
Transactions in shares of the Funds were as follows:

STRATEGIC BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2014	AUGUST 31, 2013
Shares Sold	2,973,870	9,322,835
Shares Reinvested	197,266	159,008
Shares Redeemed	(5,198,035)	(2,844,074)
Net Increase (Decrease)	(2,026,899)	6,637,769

MUNICIPAL BOND FUND – INSTITUTIONAL CLASS
	YEAR ENDED	YEAR ENDED
	AUGUST 31 2014	AUGUST 31, 2013
Shares Sold	1,068,505	1,651,414
Shares Reinvested	43,423	51,138
Shares Redeemed	(1,058,371)	(892,264)
Net Increase	53,557	810,288

MUNICIPAL BOND FUND – RETAIL CLASS
	YEAR ENDED	PERIOD ENDED
	AUGUST 31, 2014	AUGUST 31, 2013(1)
Shares Sold	191,945	44,638
Shares Reinvested	1,435	464
Shares Redeemed	(24,181)	(34,359)
Net Increase	169,199	10,743

(1)	Retail Class shares commenced operations on September 28, 2012.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2014

8.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2014, are summarized below.

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Purchases
U.S. Government	$ 6,024,464	$ —
Other	73,949,969	33,590,396
Sales
U.S. Government	$ 3,065,814	$ —
Other	124,082,507	24,311,851

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2014, Charles Schwab & Co., Inc., for the benefit of its customers, held 31.93% of the Strategic Bond Fund’s outstanding shares. At August 31, 2014, National Financial Services Corp., for the benefit of its customers, held 32.27% of the Municipal Bond Fund’s outstanding Institutional Class shares. At August 31, 2014, National Financial Services Corp., for the benefit of its customers, held 87.06% of the Municipal Bond Fund’s outstanding Retail Class shares.

10.	Line of Credit

At August 31, 2014, the Strategic Bond Fund and Municipal Bond Fund each had a line of credit with a maximum amount of borrowing for the lessor of $20,000,000 and $5,000,000, respectively, or 33% of unencumbered assets of each Fund which mature August 13, 2015.  These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The Funds’ securities serve as collateral for the lines of credit.  The credit facility is with US Bank, the Funds’ custodian.  Interest will be accrued at the prime rate (3.25% as of August 31, 2014).  For the year ended August 31, 2014, the average interest rate under the line of credit was 3.25%.  The following table provides information regarding usage of the line of credit for the period ended August 31, 2014 for the Funds.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Strategic
Fund	6	$8,715,833	$19	$11,800,000	8/11/2014
Municipal
Bond
Fund	1	$ 111,000	$ 10	$ 111,000	5/29/2014

*	Interest expense is reported within Other Expenses on the Statement of Operations.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Performance Trust Mutual Funds and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Performance Trust Mutual Funds, comprising the Performance Trust Strategic Bond Fund and the Performance Trust Municipal Bond Fund (the “Funds”), each a series of the Trust for Professional Managers, as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Performance Trust Mutual Funds as of August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
October 30, 2014

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

»	information we receive about you on applications or other forms;
»	information you give us orally; and
»	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your nonpublic personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

EXPENSE EXAMPLE
Six Months Ended August 31, 2014 (Unaudited)

As a shareholder of the Funds, you incur (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Municipal Bond Fund – Retail Class only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/14 – 8/31/14).

Actual Expenses
The first lines of the table below for each Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $2.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of the purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second lines of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged to the Funds, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			EXPENSES PAID
			DURING PERIOD
PERFORMANCE TRUST	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2014 –
STRATEGIC BOND FUND	MARCH 1, 2014	AUGUST 31, 2014	AUGUST 31, 2014*
Actual	$1,000	$1,038.80	$4.78
Hypothetical
(5% annual return before expenses)	$1,000	$1,020.52	$4.74

*	Expenses are equal to the Fund’s annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2014 –
INSTITUTIONAL CLASS	MARCH 1, 2014	AUGUST 31, 2014	AUGUST 31, 2014*
Actual	$1,000	$1,057.40	$2.85
Hypothetical
(5% annual return before expenses)	$1,000	$1,022.43	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of .55%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2014 –
RETAIL CLASS	MARCH 1, 2014	AUGUST 31, 2014	AUGUST 31, 2014*
Actual	$1,000	$1,056.30	$4.15
Hypothetical
(5% annual return before expenses)	$1,000	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the period since inception.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 13, 2014 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”) and the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and PT Asset Management, LLC (the “Adviser”), the Fund’s investment adviser.  The Trustees also met at a prior meeting held on June 19, 2014 (the “June 19, 2014 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2015.

DISCUSSION OF FACTORS CONSIDERED
In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of G. Michael Plaiss, co-portfolio manager for the Performance Trust Strategic Bond Fund and portfolio manager of the Performance Trust Municipal Bond Fund, and Anthony J. Harris, co-portfolio manager for the Performance Trust Strategic Bond Fund, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Performance Trust Strategic Bond Fund for the year-to-date, one-year and three-year periods ended April 30, 2014, and the performance of the Institutional Class shares of the Performance Trust Municipal Bond Fund for the year-to-date and one-year periods ended April 30, 2014.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Barclays Aggregate Bond Index for the Performance Trust Strategic Bond Fund and the Barclays Municipal Bond Index for the Performance Trust Municipal Bond Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end multi-sector bond funds for the Performance Trust Strategic Bond Fund and a peer group of U.S. open-end municipal national intermediate funds for the Performance Trust Municipal Bond Fund) (each a “Morningstar Peer Group”).

The Trustees noted that the Performance Trust Strategic Bond Fund’s performance for the year-to-date, one-year and three-year periods ended April 30, 2014 was above the Morningstar Peer Group medians, with the Fund’s performance for the year-to-date and three-year periods falling within the first quartile, and for the one-year period falling within the second quartile.  The Trustees also noted that for the quarter, one-year, three-year and since inception periods ended March 31, 2014, the Performance Trust Strategic Bond Fund had outperformed the Barclays Aggregate Bond Index for each period.

The Trustees noted that the performance for the Institutional Class shares of the Performance Trust Municipal Bond Fund for the year-to-date period ended April 30, 2014 ranked above its Morningstar Peer Group median, and was the best performing fund in the Morningstar Peer Group for the period.  The Trustees further noted the performance for the

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

Institutional Class shares of the Performance Trust Municipal Bond Fund for the one-year period ended April 30, 2014 was negative but in line with the Morningstar Peer Group median. The Trustees also noted that for the quarter and since inception periods ended March 31, 2014, the Performance Trust Municipal Bond Fund outperformed the Barclays Municipal Bond Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided substantial subsidies for the Funds’ operations since each Fund’s inception and had not fully recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser, as well as the Funds’ brokerage commissions, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 19, 2014 meeting and the August 13, 2014 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Performance Trust Strategic Bond Fund’s contractual management fee of 0.60% fell at the top of the second quartile, below its Morningstar Peer Group average of 0.65%, which fell within the third quartile.  The Trustees observed that the Performance Trust Strategic Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.95% fell in the third quartile, above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.88%, which fell within the third quartile.  The Trustees then compared the fees paid by the Fund to fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that the Fund’s fees were less.

The Trustees noted that the Performance Trust Municipal Bond Fund’s contractual management fee of 0.40% was equal to the Morningstar Peer Group average, falling at the top of the second quartile.  The Trustees observed that the Performance Trust Municipal Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.55% for its Institutional Class shares, which fell at the top of the second quartile, was slightly higher than the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.52%, which also fell into the second quartile.  The Trustees then compared the fees paid by the Fund to fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that the Fund’s fees were less.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that while the Adviser was not realizing profits in connection with its management of the Performance Trust Municipal Bond Fund, the Adviser’s profit from sponsoring the Performance Trust Strategic Bond Fund had not been, and currently was not, excessive and that the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Funds.  The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structures.  With respect to the Adviser’s fee structures and any applicable expense waivers, the Trustees concluded that the current fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees noted that the Adviser receives no soft dollar benefits with respect to its management of the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or press coverage, appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

CONCLUSIONS
The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2015 as being in the best interests of each Fund and its shareholders.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

ADDITIONAL INFORMATION
(Unaudited)

Tax Information
For the fiscal year ended August 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Strategic Bond Fund	1.05%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2014 was as follows:

Strategic Bond Fund	0.93%

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available of the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent  12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file their schedule of portfolio holdings with the SEC on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1 (202) 551-8090 (direct) or 1 (800) SEC-0330 (general SEC number).

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INDEPENDENT TRUSTEES
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Michael D.	Trustee	Indefinite Term;	Professor and Chair,	34	Independent
Akers, Ph.D.		Since August	Department of Accounting,		Trustee, USA
615 E. Michigan St.		22, 2001	Marquette University		MUTUALS
Milwaukee, WI			(2004–present).		(an open-end
53202					investment
Age: 59					company with
two portfolios).

Gary A. Drska	Trustee	Indefinite Term;	Pilot, Frontier/	34	Independent
615 E. Michigan St.		Since August	Midwest Airlines,		Trustee, USA
Milwaukee, WI		22, 2001	Inc. (airline company)		MUTUALS
53202			(1985-present).		(an open-end
Age: 57					investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite Term;	Retired. Managing	34	Independent
615 E. Michigan St.		Since October	Director, Chief		Trustee, Gottex
Milwaukee, WI		23, 2009	Administrative		Multi-Asset
53202			Officer (“CAO”)		Endowment
Age: 71			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-end
			Granite Capital		investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee,
			(1994-2011).		Gottex Multi-
Alternatives
fund complex
(three closed-end
investment
companies);
Independent
Manager,
Ramius IDF fund
complex (two
closed-end
investment
companies).
Independent
Trustee,
Gottex Trust (an
open-end
investment
company with
one portfolio).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Joseph C.	Chairperson	Indefinite Term;	Executive Vice	34	Trustee, Buffalo
Neuberger(1)	and Trustee	Since August	President, U.S.		Funds (an
615 E. Michigan St.		22, 2001	Bancorp Fund		open-end
Milwaukee, WI			Services, LLC		investment
53202			(1994–present).		company with
Age: 52					ten portfolios);
Trustee, USA
MUTUALS
(an open-end
investment
company with
two portfolios).

John P. Buckel	President,	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	and Principal	Since January	Administrator, U.S.
Milwaukee, WI	Executive	24, 2013	Bancorp Fund
53202	Officer		Services, LLC
Age: 57			(2004-present).

Jennifer A. Lima	Vice President,	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since January	Administrator, U.S.
Milwaukee, WI	and Principal	24, 2013	Bancorp Fund
53202	Financial and		Services, LLC
Age: 40	Accounting		(2002–present).
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI		November 15,	Services, LLC
53202		2005	(2004–present).
Age: 35

Anita M. Zagrodnik	Chief	Indefinite Term;	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Since July 1,	President, U.S.
Milwaukee, WI	Officer,	2014	Bancorp Fund
53202	Vice President		Services, LLC
Age: 54	and		(January 2014–
	Anti-Money		present); Senior
	Laundering		Vice President,
	Officer		Ariel Investments,
LLC (2010–2013);
Vice President,
Ariel Investments,
LLC (2003–2010).

Jesse J. Schmitting	Assistant	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since July 21,	Administrator, U.S.
Milwaukee, WI		2011	Bancorp Fund
53202			Services, LLC
Age: 32			(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

(This Page Intentionally Left Blank.)

Investment Adviser
PT Asset Management, LLC
500 W. Madison, Suite 470
Chicago, IL  60661

888.282.3220
www.PTAMfunds.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2014	FYE 8/31/2013
Audit Fees	$30,500	$30,500
Audit-Related Fees	0	0
Tax Fees	6,000	6,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2014	FYE 8/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2014	FYE 8/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date     November 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date November 5, 2014

By (Signature and Title)*                    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date November 5, 2014

* Print the name and title of each signing officer under his or her signature.